UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2010

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction of incorporation or organization)	000-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition

ITEM 9.01. Financial Statements and Exhibits

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition

The information in this report on Form 8-K is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing under the Exchange Act or the Securities Act of 1933, as amended, only if such subsequent filing specifically references this Form 8-K.

On February 25, 2010, Novatel Wireless, Inc. issued a press release containing preliminary financial results for the quarter and full year ended December 31, 2009.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this report:

99.1	Press release, dated February 25, 2010 containing Novatel Wireless, Inc. preliminary financial results for the quarter and full year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: February 25, 2010	By:	/s/ Peter V. Leparulo
Peter V. Leparulo
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated February 25, 2010 containing Novatel Wireless, Inc. preliminary financial results for the quarter and full year ended December 31, 2009.